UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2025

PC Connection, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23827	02-0513618
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Milford Road Merrimack, New Hampshire	03054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 603-683-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNXN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2025, PC Connection, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. The following is a brief description and vote count of all items voted on at the Annual Meeting:

(1)	The election of six directors to serve until the 2026 Annual Meeting of Stockholders;
(2)	The approval, on an advisory basis, of the compensation of the Company’s named executive officers;
(3)	An advisory vote on the frequency of future executive compensation advisory votes;
(4)	The approval of an amendment to the Company’s 2020 Stock Incentive Plan increasing the number of shares of common stock authorized for issuance under such plan from 1,252,500 to 1,652,500;
(5)	The approval of an amendment to the Company’s Amended and Restated 1997 Employee Stock Purchase Plan increasing the number of shares of common stock authorized for issuance under such plan from 1,302,500 to 1,352,500; and
(6)	The ratification of the selection by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

The proposals were approved by the following votes:

Proposal #1: To elect six directors to serve until the 2026 Annual Meeting of Stockholders.

	For	Withheld	Broker Non-Vote
Election of Patricia Gallup	20,661,902	3,614,003	520,609
Election of David Beffa-Negrini	21,088,339	3,187,566	520,609
Election of Jay Bothwick	24,079,979	195,926	520,609
Election of Barbara Duckett	23,829,445	446,460	520,609
Election of Jack Ferguson	24,048,131	227,774	520,609
Election of Gary Kinyon	24,079,868	196,037	520,609

Proposal #2: To approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
23,357,253	892,998	25,654	520,609

Proposal #3: To hold an advisory vote on the frequency of future executive compensation advisory votes.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
8,387,264	2,579	15,864,220	21,842	520,609

Proposal #4: To approve an amendment to the Company’s 2020 Stock Incentive Plan increasing the number of shares of common stock authorized for issuance under such plan from 1,252,500 to 1,652,500.

For	Against	Abstain	Broker Non-Vote
23,711,493	552,772	11,640	520,609

Proposal #5: To approve an amendment to the Company’s Amended and Restated 1997 Employee Stock Purchase Plan increasing the number of shares of common stock authorized for issuance under such plan from 1,302,500 to 1,352,500.

For	Against	Abstain	Broker Non-Vote
24,250,241	16,190	9,474	520,609

Proposal #6: To ratify the selection by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

For	Against	Abstain	Broker Non-Vote
24,574,541	212,579	9,394	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2025	PC CONNECTION, INC.

	By:	/s/ Thomas C. Baker
Thomas C. Baker
Senior Vice President, Chief Financial Officer & Treasurer